EXCLUSIVE TECHNICAL CONSULTING AND SERVICES AGREEMENT

This Exclusive Technical Consulting and Services Agreement (the “Agreement”) is entered into in Xinghe County, Inner Mongolia, People’s Republic of China(“PRC”) as of December 7, 2007, between the following two parties (the “Parties).

Party A:	Xinghe Yongle Carbon Co., Ltd. (兴和县永乐碳素有榰狝任公司)

Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Legal Representative:	Mr. Wei Aihu

Party B:	Xinghe Xingyong Carbon Co., Ltd. (兴和兴永碳素有榰公司)

Address:	Xicheng Wai, Chengguan town, Xinghe County, Inner Mongolia, PRC
Legal Representative:	Mr. Jin Dengyong

WHEREAS,

1.
Party A is a wholly foreign-owned enterprise incorporated and existing in the PRC, Whose main business is to conduct the manufacture of the carbon products, transfer the related technology, and provide consulting services;

2.	Party B is a limited liability company incorporated and registered in the PRC; and
3.	Party A agrees to provide technical consulting and relevant services to Party B and Party B agrees to accept such technical consulting and services.

THEREFORE, Party A and Party B, through friendly negotiation and based on equality and mutual benefit, enter into the Agreement as follows:

1.	Technical Consulting and Services; Ownership and Exclusive Interests

1.1
During the term of this Agreement, Party A agrees to provide relevant technical consulting and services to Party B (the content is specified in Appendix 1) in accordance with terms and conditions under the Agreement.

1.2
Party B hereby agrees to accept such technical consulting and services. In consideration of the value of technical consulting and services and the good cooperation relationship, Party B further agrees that, during the term of this Agreement, it shall not accept technical consulting and services for above-mentioned business provided by any third party without the prior written consent of Party A.

1.3
Party A shall be the sole and exclusive owner of all rights, title, interests and intellectual property rights arising from the performance of this Agreement (including but not limited to, any copyrights, patent, know-how, commercial secrets and otherwise), regardless developed independently by Party A or by Party B based on Party A’s intellectual property or by Party A based on Party B’s intellectual property. Party B shall not claim against Party A on any rights, ownership, interests or intellectual property.

If such development is conducted on the basis of Party B’s intellectual property, Party B shall ensure that such intellectual property is clear and free from any lien or encumbrance or license, or Party B shall indemnify Party A any and all damages incurred thereby. In case Party A shall be liable to any third party by reason thereof, Party A shall be compensated in full by Party B as long as Party A has compensated the third party.

1.4
Party B promises that under the same conditions, Party A has the priority on cooperation with party B in respect of any business. Subject to Party A’s written consent, Party B can cooperate with other enterprises under the same conditions.

2.	Calculation and Payment of the Fee for Technical Consulting and Services (the “Service Fees”)

2.1	The parties agree that the Fees under this Agreement shall be determined according to Appendix 2.

2.2	In the event Party B fails to make payment for the Service Fees and other fees, Party B shall pay to Party A 0.05% of the delayed payment per day as liquidated damages.

2.3
Party A has the right to appoint its employee or an accountant registered in PRC or any other country (“Party A’s Authorized Representative”), at its own expenses, to inspect and audit the accounting books of Party B for the purpose of determining the amount or calculation method of services. Party B shall provide Party A with documents, accounting books, recordation and data required by Party A in order to enable Party A’s Authorized Representative to audit the accounting books and determine the amount of Service Fee. Unless an error of more than 5% shall occur in the income of Party B, the amount determined by Party A’s Authorized Representative shall be the amount of the Service Fee.

2.4	Unless otherwise agreed upon by the Parties, the Service Fee paid by Party B in accordance with this Agreement shall not subject to any deduction or offset (e.g. bank service charge).

2.5
In addition to the Service Fee, Party B shall pay Party A any and all actual expenses incurred by Party A arising out of provision of the technical consulting and services under this agreement, including but not limited to expenses relating to travel, traffic, printing and postage and other out-of-pocket expenses incurred by Party A.

2.6	Both Parties agree that any losses incurred during the performance of this Agreement shall be jointly burden by both Parties.

3.	Representations and Warranties

3.1	Party A hereby represents and warrants as follows:

3.1.1	Party A is a company duly registered and validly existing under PRC laws.

3.1.2
Party A shall perform this Agreement within its corporation powers and scope of business with necessary corporation authorizations, and has gained all consents and approvals of any other third parties and government authorities. The performance of this Agreement shall not be in violation of any binding or effective laws or contracts.

3.1.3
Once the Agreement has been duly executed by both parties, it will constitute a legitimate, valid legal document binding upon and enforceable against Party A in accordance with its terms upon its execution.

3.2	Party B hereby represents and warrants as follows:

3.2.1	Party B is a company duly registered and validly existing under PRC laws.

3.2.2
Party B shall perform this Agreement within its corporation powers and scope of business with necessary corporation authorization, and has gained all consents and approvals of any other third parties and government authorities. The performance of this Agreement shall not be in violation of any effective laws or contracts binding upon Party B.

3.2.3
Once the Agreement has been duly executed by both parties, it will constitute a legitimate, valid legal document binding upon and enforceable against Party B in accordance with its terms upon its execution.

4.	Confidentiality

4.1
The Parties agree to take various reasonable measures to protect and maintain the confidentiality of the confidential data and information (the “Confidential Information”, the disclosing party shall explicitly inform the receiving party of the confidentiality of the disclosed documents and information in writing) disclosed to or acquired by them in the exclusive consulting and services, and shall not disclose, give or transfer any Confidential Information (including but not limited to the receiving party being merged or acquired or controlled directly or indirectly by any third party) to any third party without prior written consent of the disclosing party. Upon termination or expiration of this Agreement, the Parties shall, at the request of either Party, return any documents, information or software containing any of such Confidential Information to the owner or disclosing party, or destroy such Confidential Information with the consent of the owner or disclosing party, including deleting any such Confidential Information from any memory devices, and ceasing to use such confidential Information. The Parties shall take necessary measures to disclose the Confidential Information to the employees, agents or professional consultants of Party B who need to know such information and cause them to observe the confidential obligations hereunder. Party B, Party B’s employees, agents or professional consultants shall enter into confidential agreement with Party A for the purpose of protecting confidential information.

4.2	The restrictions stipulated in Article 4.1 shall not apply to:

4.2.1	the materials available to the public at the time of disclosure;

4.2.2	the materials that become available to the public after the disclosure not due to the fault of either Party;

4.2.3	the materials Party A or Party B proves to have got the control neither directly nor indirectly from any other party before the disclosure; and

4.2.4
each Party is required by law to disclose to relevant government authorities, stock exchange institute, or necessarily discloses the above confidential information directly to the legal counsel and financial consultant in order to keep its usual business.

4.3	Both Parties agree that this article shall survive the modification, recession or termination of this Agreement.

5.	Indemnity

5.1
Unless otherwise provided in this agreement, if Party B fails or pauses to perform its obligation under this Agreement, and fails to correct the same within thirty (30) days after receiving the other party’s notification, which shall set forth in reasonable detail the basis for the claim of breach, or if any representation or warranty is found to be inaccurate and not cured within thirty (30) days, then Party B breaches its obligation under this agreement.

5.2
If either party to this Agreement breaches this Agreement or any representations and warranties made in this Agreement, the other party may notify in writing the breaching party requesting it to correct its breaching acts, take relevant measures to effectively and promptly avoid the occurrence of any damages, and to resume the performance of this Agreement 30 days after receipt of the notice. The breaching party shall compensate any losses caused to the non-breaching party in order to make the non-breaching party obtain any and all the rights and interests it should have acquired if the contract had been soundly performed.

5.3
In the event that either party’s breach of this agreement results in any fee, liability or loss (including but not limited to loss of profits) incurred by the other, the breaching party shall indemnify the non-breaching party any of the aforesaid fee, liability or loss( including but not limited to any interest and attorney fee paid or incurred due to the breach). The total compensation paid by the breaching party to the non-breaching party shall be equal to the losses caused by the breach of this Agreement, which shall include the receivable interests by the non-breaching party for the performance of this Agreement, but shall not exceed the reasonable expectations of the Parties.

5.4
If Party B fails to follow Party A’s instruction, or misuses the intellectual property or conducts improper technical operations, and any third party claims damages due to Party B’s aforesaid activities, Party B shall assume all the liabilities arising out thereof. If Party B finds out that any third party uses Party A’s intellectual property without legal authorization, Party B shall notify Party A immediately and assist Party A to take any actions.

5.5	In the event both Parties breach this Agreement, they shall determine the compensation payable according to the extent of their breach respectively.

6.	Effective Date and Term

6.1	This Agreement shall be executed as of the date indicated at the head of this Agreement, and shall take effect simultaneously.

6.2
The term of this Agreement is ten (10) years commencing upon its execution, unless earlier terminated by Party A. Prior to the expiration of this Agreement, if Party A intends to extend the term of this Agreement, the parties shall extend the term of this Agreement as per the requirement of Party A, and the parties shall enter into exclusive technical consulting and service agreement separately or continue to perform this Agreement as required by Party A.

7.	Termination

7.1
During the term of this Agreement, if Party B terminates this Agreement in advance without any due cause, Party B shall indemnify Party A all losses caused thereby to Party A, and pay the relevant fees for the services already provided.

7.2	This Agreement can be terminated by mutual consent of the parties.

7.3	The rights and obligations of both Parties under Article 4 and 5 shall survive the termination of this Agreement.

8.	Disputes Resolution

8.1
The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party may submit such dispute to China International Economic and Trade Arbitration Commission (the “CIETAC”). The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. The arbitration award shall be final and binding upon both Parties. This article shall survive the termination or recession of this Agreement.

8.2	Each Party shall continue to perform its obligations in good faith according to the provisions of this Agreement except for the matters in dispute.

9.	Force Majeure

9.1
Force Majeure, means any event that is beyond the party’s reasonable control and cannot be prevented with reasonable care, including but not limited to acts of governments, including changes in government laws and policies, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, shortages in raw materials, insurrection, or labor disputes to which the delayed Party is not a party. However, any shortage of credit, capital or finance shall not be regarded as an event of Force Majeure. The affected party who is claiming to be not liable to its failure of fulfilling this Agreement by Force Majeure shall inform the other party, without delay, of the steps of the performance of this Agreement by the affected party.

9.2
In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. The affected party shall take appropriate means to mitigate or eliminate the effects of Force Majeure and try to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is eliminated, both parties agree to resume performance of this Agreement with their best efforts.

10.	Notices

Notices or other communications required to be given by any party pursuant to this Agreement shall be in writing and be delivered by personal delivery, registered mail or postage prepaid mail, recognized express service or by facsimile transmission to the address of the relevant party or parties set forth below.

Party A:	Xinghe Yongle Carbon Co., Ltd.

Address:	No. 19, Xingxin Street, Houhe, Xinghe County, Wulanchabu, Inner Mongolia, PRC
Fax:	0474-7205048
Tel:	0474-7203867
Attention:	Mr. Wei Aihu

Party B:	Xinghe Xingyong Carbon Co., Ltd.

Address:	Cheng Guan Zhe Xi Cheng Wai, Xing He county, Nei Meng Gu, P. R. China
Fax:	0474-7209799
Telephone:	0474-7208488
Attention:	Mr. Jin Dengyong

Any notice by facsimile transmission or e-mail shall be effective only if the recipient acknowledges receipt.

11.	Assignment

Party B shall not assign its rights or obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign its rights or obligations under this Agreement to any third party without the consent of Party B, but shall inform Party B of the above assignment.

12.	Severability

All parties confirm that this Agreement is fair and reasonable on the basis of equality and mutual benefits. Any provision of this Agreement that is invalid or unenforceable because of any inconsistency with relevant law shall be ineffective or unenforceable within such jurisdiction where the relevant law governs, without affecting in any way the remaining provisions hereof.

13.	Amendment and Supplement

Any amendment to and supplement of this Agreement shall come into force only after a written agreement with respect thereto is signed by both parties. The amendment and supplement duly executed by both parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, performance and interpretation of this Agreement and dispute resolution shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the parties hereto have caused this Agreement to be duly executed on their behalf by duly authorized representatives as of the date first set forth above.

Party A: : Xinghe Yongle Carbon Co., Ltd.
(Stamp)

/s/ Wei Aihu
Authorized Representative: Mr. Wei Aihu

Party B: Xinghe Xingyong Carbon Co., Ltd.
(Stamp)

/s/ Jin Dengyong
Authorized Representative: Mr. Jin Dengyong

Appendix 1: The list of Technical Consulting and Services

Party A shall provide technical and consulting services as follows:

1.	Providing the development and research on the technologies of carbon production;

2.	Providing the training services to the staff;

3.	Providing the services on the development and transfer of the related technologies;

4.	Providing the market investigation, research and consulting services;

5.	Providing the middle and long term market development strategy, and market plan services;

6.	Providing carbon related technologies services;

7.	Providing the related technologies consultation;

8.	Providing the services on the sale of self-manufactured products.

Appendix 2: Calculation and Payment of the Service Fee for Technical Consulting and Services

I.
The Service Fee hereunder shall be calculated by 80% to 100% of the total business income of Party B, the specific percentage of the Service Fee (with limitation to the scope from 80 % to 100% ) shall be determined by both parties on the basis of actual situation of provision of services, and the Service Fee shall be calculated and paid on a quarterly basis.

II.	The amount of the Service Fee shall be determined by both parties on the basis of the following factors:

1.	the technical difficulty and complexity of technical consulting and services;
2.	the time taken by Party’s employees for the technical consulting and services;
3.	the specific content and commercial value of the technical consulting and services;
4.	the market reference price of technical consulting and services of the same category.

III.
Party A shall collect the Service Fee on a quarterly basis, and shall issue to Party B the bill for the previous quarter within thirty (30) days upon the commencement of a quarter, and shall notify Party B thereof. Party B shall pay the Service Fee into the bank account designated by Party A within ten (10) working days after receiving the notification from Party A, and Party B shall fax or post the copy of the payment certificate to Party A within ten (10) working days after accomplishment of the payment.

IV.
If Party A regards the Service Fee pricing mechanism agreed upon hereunder as not applicable due to certain reasons, Party B shall actively negotiate with Party A in good faith within ten (10) working days after receiving the written request of Party A with a view to reach a new pricing mechanism. If Party B has no response after receiving the notification with respect to adjustment of pricing mechanism, Party B shall be deemed to have accepted the proposed adjustment of pricing mechanism. In response to Party B’s request, Party A shall enter into negotiation with Party B for the adjustment of pricing mechanism.